The Victory Portfolios

Special Value Fund

Supplement Dated November 21, 2014 to the

Prospectus and Summary Prospectus Dated April 11, 2014

Reorganization of Special Value Fund into Dividend Growth Fund

At a meeting held on November 11, 2014, the Board of Trustees (the “Board”) of The Victory Portfolios (the “Trust”) approved the reorganization of the Special Value Fund, a series of the Trust, into the Dividend Growth Fund, another series of the Trust.  Pursuant to an agreement and plan of reorganization, the reorganization will consist of (1) the transfer of all, or substantially all, of the assets of the Special Value Fund to the Dividend Growth Fund in exchange for shares of the Dividend Growth Fund, and the assumption by the Dividend Growth Fund of the liabilities of the Special Value Fund; and (2) the distribution of shares of the Dividend Growth Fund to the shareholders of the Special Value Fund in complete liquidation of the Special Value Fund.

In reaching its decision, the Board, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940), evaluated information concerning the proposed reorganization that it viewed as sufficient to determine that the proposed reorganization: (1) is in the best interest of both the Special Value Fund and the Dividend Growth Fund (together, the “Funds”), and (2) will not dilute the interests of shareholders of either Fund.

The reorganization does not require shareholder approval. It is expected to occur on or about February 27, 2015, or on such other date as the officers of the Trust determine (“Closing Date”).  No fees or sales charges will be imposed on shareholders as a result of the reorganization. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

On the Closing Date, shares of the Special Value Fund will be automatically exchanged on a tax-free basis for shares of the Dividend Growth Fund.  Special Value Fund shareholders who do not wish to own shares in the Dividend Growth Fund may, prior to the Closing Date: (1) redeem their shares or (2) exchange their shares for shares of another Victory Fund by contacting us at 1-800- 539-3863.  Please note that if shares are held in a taxable account, a redemption or exchange will be a taxable event and may result in a gain or loss in connection with that transaction.

More information about the reorganization and the Dividend Growth Fund will be provided in an Information Statement/ Prospectus to be mailed to Special Value Fund shareholders.

Special Value Fund Closed to New Investors

Effective December 15, 2014, the Special Value Fund is closed to new shareholder accounts.  The Special Value Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Special Value Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Special Value Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.